UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)
1345 Avenue of the Americas, 45th Floor
New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2017, New Residential Investment Corp. (the “Company”), NRZ Advance Receivables Trust 2015-ON1 (an indirect subsidiary of the Company, the “Issuer”), HLSS Holdings, LLC (an indirect subsidiary of the Company, “HLSS”), Deutsche Bank National Trust Company (“Deutsche Bank”), Ocwen Loan Servicing, LLC (“Ocwen”), New Residential Mortgage LLC (a subsidiary of the Company, “NRM”), and Credit Suisse AG, New York Branch (“Credit Suisse”) amended the Series 2015-VF1 Indenture Supplement related to the Series 2015-VF1 Notes (the “Series 2015-VF1 Notes”).  The Series 2015-VF1 Notes are issued under the Amended and Restated Indenture dated as of August 17, 2017 (the “Indenture”), by and among the Issuer, Deutsche Bank, Ocwen, HLSS, NRM and Credit Suisse.

The Series 2015-VF1 Indenture Supplement was amended to (i) extend the revolving period for the variable funding notes to March 23, 2018, (ii) reduce the maximum principal balance of the Series 2015-VF1 Notes to $425,000,000, (iii) lower certain interest margins on the variable funding notes (as well as to incorporate certain related conforming changes) and (iv) reduce the undrawn fee rate on the variable funding notes.

The Series 2015-VF1 Indenture Supplement is incorporated by reference to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2015. The Indenture is incorporated by reference to the Company’s Current Report on Form 8-K, filed August 22, 2017.  A copy of the amendment to the Series 2015-VF1 Indenture Supplement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
4.1
Amendment No. 7 to Series 2015-VF1 Indenture Supplement, dated as of November 15, 2017, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, New Residential Mortgage LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

EXHIBIT INDEX

Exhibit Number	Description
4.1
Amendment No. 7 to Series 2015-VF1 Indenture Supplement, dated as of November 15, 2017, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, New Residential Mortgage LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date: November 17, 2017